EXHIBITS


77Q1(a) - Articles Supplementary
(January 23, 1998):

	Incorporated herein by reference to
	Post-Effective Amendment
	No. 25 to Registration Statement
	on Form N-1A,
	(File No. 33-41694), as filed
	electronically with the Securities
	and Exchange Commission
	on April 24, 1998 (Accession No.
	0000950146-98-000685).

77Q1(e) - Investment Advisory Agreement
(February 2, 1998):

	Incorporated herein by reference
	to Post-Effective Amendment
	No. 25 to Registration Statement
	on Form N-1A,
	(File No. 33-41694), as filed
	electronically with the Securities
	and Exchange
	Commission on April 24, 1998
	(Accession No. 0000950146-98-000685).
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NSARexh.doc